UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 17, 2026

Gaucho Group Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40075	52-2158952
State of Incorporation	Commission File Number	IRS Employer Identification No.

1111 Lincoln Road, Suite 500

Miami, FL 33139

Address of principal executive offices

212-739-7700

Telephone number, including Area code

Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of Previous Independent Registered Public Accounting Firm

On August 17, 2026, the board of directors (the “Board”) of Gaucho Group Holdings, Inc. (the “Company”), as recommended by the audit committee of the Board (the “Audit Committee”), approved the dismissal of CBIZ CPAs P.C. (“CBIZ CPAs”), as its independent registered public accounting firm, effective August 17, 2026.

As previously disclosed in a Current Report on Form 8-K filed on April 30, 2026, on April 30, 2026 Marcum LLP was dismissed, and CBIZ CPAs was appointed, as the Company’s independent registered public accounting firm. CBIZ CPAs did not issue an audit report on the Company’s financial statements.

From the period April 30, 2026 through the date of CBIZ CPAs’ dismissal, there were no disagreements, within the meaning of Item 304(a)(1)(iv) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (“Regulation S-K”), and the related instructions thereto, with CBIZ CPAs on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of CBIZ CPAs, would have caused CBIZ CPAs to make reference to the subject matter of the disagreements in connection with a report, if CBIZ CPAs had issued such a report.

From the period April 30, 2026 through the date of CBIZ CPAs’ dismissal, there were no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K except for the following material weaknesses in our internal control over financial reporting related to not maintaining effective controls over the segregation of duties as a result of being a small company, and over information technology (“IT”) general controls used in the financial reporting processes. Specifically, we did not maintain effective controls over IT general controls for information systems that are relevant to the preparation of our financial statements with respect to user provisioning and deprovisioning and cybersecurity.

The Company has provided CBIZ CPAs with the disclosures under this Item 4.01(a), and has requested them to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in this Item 4.01(a) and, if not, stating the respects in which it does not agree. CBIZ CPAs responded with a letter dated August 21, 2026, a copy of which is annexed hereto as Exhibit 16.1 stating that CBIZ CPAs agrees with the statements set forth above.

(b)	Engagement of New Independent Registered Public Accounting Firm

On August 17, 2026, the Board appointed GuzmanGray as the Company’s new independent registered public accounting firm for the audit of the Company’s consolidated financial statements for the years ended December 31, 2025 and December 31, 2026, as recommended by the Audit Committee.

During the Company’s two most recent fiscal years ended December 31, 2024 and 2025, and the subsequent interim period through August 17, 2026, neither the Company nor anyone acting on its behalf consulted with GuzmanGray regarding any of the matters described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

16.1	Letter to the Securities and Exchange Commission from CBIZ CPAs. dated as of August 21, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 21st day of August 2026.

Gaucho Group Holdings, Inc.

By:	/s/ Scott L. Mathis
Scott L. Mathis, President & CEO